united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 10/31/19

ITEM 1. REPORTS TO SHAREHOLDERS.

Annual Report

October 31, 2019

Class A	RAALX
Class C	RACLX
Class I	RAILX
Class Y	RAYLX

www.conductorfunds.com

1-844-GO-RAILX (1-844-467-2459)

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.conductorfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

December 2019

First, let us begin by welcoming you to the sixth yearly update for the Conductor Global Equity Value Fund, (the “Fund”). We always look forward to keeping you updated regularly on the status of the various positions in the portfolio and the global market and economic trends that affect our positioning.

Like the prior year fiscal year, FY 2019 has been defined by market volatility, political uncertainty, and declining economic momentum around the globe. Still, performance across all equity markets looked better than FY 2018 as markets rebounded off the sharp downturn experienced in fall 2018. Relative performance in many of our target equity market segments once again lagged as geopolitical and economic issues weighed. Owing to trade uncertainty and other factors, and following the pattern observed for much of the past decade, international stocks underperformed those in the United States, while emerging market stocks, despite entering the year near historically low valuations, continued to underperform stocks in the developed world. Global value stocks and stocks in the small and mid-capitalization space, particularly sensitive to uncertainty and two global market segments from which the vast majority of the companies in the Conductor portfolio originate, underperformed again. Nonetheless, we still believe that value remains positioned to outperform growth in coming years and international stocks are positioned to outperform US stocks. Value stocks are significantly undervalued relative to growth stocks looking at historical mean. International stocks, especially emerging market companies, are also significantly undervalued compared to their US counterparts on a historical basis.

From 10/31/2018 to 10/31/2019, the MSCI World Index was up 13.39%, while the MSCI All Country World Index was up 13.25%. The MSCI All Country World Value index was up 9.11%, while the MSCI All Country World Growth Index was up 17.43%. The MSCI All Country Small and Mid-Cap Index was up 10.75% versus 13.35% for the MSCI All Country Large-Cap Index. The MSCI EAFE, covering ex-US developed countries, was up 11.75%, while the MSCI Emerging Markets Index was up 12.27%. The S&P 500 was up 14.32%.

Over the same time span, the Conductor Global Equity Value Fund Class Y was up 3.59%.

Disclosures:

The referenced indices are shown for general market comparisons and are not meant to represent the Fund. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 1, 2020, to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) will not exceed 2.15%, 2.90%, 1.90%, and 1.25% of average daily net assets attributable to Class A, Class C, Class I, and Class Y shares, respectively. These expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limits as well as any expense limitation that was in effect at the time the reimbursement was made. Please review the fund’s prospectus for more information regarding the fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 844-467-2459 or by visiting www.conductorfunds.com.

The views in this report are those of the Fund’s management. This report contains certain forward-looking statements about factors that may affect the performance of the fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events, such as the performance of the economy on the whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

Global Year in Review:

Continuing many of the themes from 2018, Fiscal Year 2019 was defined by economic and geopolitical uncertainty around the world. From the threats of a global trade “war” to the overhang surrounding the UKs seemingly never-ending exit from the EU, global equity investors had plenty to digest. Corporate earnings growth stalled broadly for the first time in a decade. On a positive note, global central banks began reversing the monetary policy “tightening” that defined 2018. As discussed above, even with uncertainly, equity market investors in the US and abroad took a “glass half-full” approach, especially in US growth stocks pushing stocks in the US to ever-higher valuations.

●	Global Economic Growth Erosion Continues: As observed during the 2018 fiscal year, year-over-year real GDP growth continued tracking downwards over the course of the year across the developed and emerging world. Policy uncertainty, primarily through the global trade channel, upended decision making for corporations and individuals, which especially impacted global business investment.

○	United States: Real YoY GDP declines from 3.1% in calendar Q3:2018 to 2.1% in calendar Q3:2019

○	EuroZone: Real YoY GDP declines from 1.6% in calendar Q3:2018 to 1.2% in calendar Q3:2019

○	China: Real YoY GDP declines from 6.7% in calendar Q3:2018 to 6.2% in calendar Q3:2019

●	Global Corporate Earnings Erosion: Reflecting the less robust economic growth described above, corporate earnings numbers stalled around the globe for the first time since the Great Recession. In the United States, the S&P 500 posted slightly negative year-over-year earnings growth in Q3:2019. A similar situation unfolded in other equity markets around the world, from the UK to France to Japan.

●	Global Central Banks Reverse Course:

○	The US Federal Reserve Fed Funds target rate was 2.25% entering the fiscal year. After one more 25 basis point policy rate hike to 2.50% in late 2018, cuts towards the end of the fiscal year brought the policy rate down to 1.75% by the end of the fiscal year providing a shot in the arm to equity bulls.

○	EuroZone: Eurozone headline policy rates stayed the same over the past year at 0%, with departing ECB head Mario Draghi announcing additional stimulus measures towards the end of the fiscal year.

○	Emerging Markets: Central banks across the emerging world have cut policy rates significantly over the course of 2019, with Brazil cutting by 200 bps and Turkey by 1200 bps.

●	US Trade War Threats Persist: Trade war threats continued to be the primary factor undermining more robust business investment and economic growth around the world. Throughout the year, trade negotiations between the US and

China see-sawed back and forth, with markets oftentimes turned upside down on short notice by off the cuff “tweets” and haphazard public communiques. After the close of the 2019 fiscal year, China and the Trump Administration outlined a “Phase 1” agreement on trade that markets, judging by a late calendar year run to the upside, judged to be a sufficient step to a future calming of the waters. Likewise, residual uncertainty surrounding the successor to the NAFTA agreement began melting away at the end of the 2019 fiscal year and into the early part of the new fiscal year as the US Congress and Trump Administration announced that agreement had been reached to advance the revised trade bill.

●	Brexit Remained a Complicated Mess: The more things change, the more they remain the same. Britain’s post 2016 Brexit vote attempt to find a clear path out of the exit mess went nowhere fast. Former Prime Minister Theresa May’s kick the can down the road Brexit plan was defeated multiple times in Parliament. The repeated defeats and perpetual governmental stalemate forced May’s announced resignation and the ascension of Boris Johnson to the premiership in July 2019. Initially, global markets became unnerved at the prospect, pushed publicly by Johnson, of a complete and clean break from the EU without an agreement. Eventually, Johnson, forced by Parliament, backed down and accepted a Brexit extension and orderly retreat from the brink. Instead, as the fiscal year turned from 2019 to 2020, Johnson moved to call new elections, which early in FY 2020 led to a decisive victory for his Conservative/Tory party, helping to fuel a late calendar year move in stocks to the upside.

●	Emerging Market Stocks, Small/Mid-Cap Stocks, and International Stocks Underperform again; Dollar Steady vs. Other Currencies: Despite increasingly favorable valuation differentials, International equities were unable to outperform US stocks again during the fiscal year. Aforementioned policy uncertainty and a steadily advancing dollar for the first 11/12ths of the fiscal year helped compress sentiment. Continuing the theme observed in a few of the bullet points above, the very last days of the fiscal year saw a tidying up of some of the elements weighing on relative performance in some of these markets, namely the dollar index began weakening bringing it back essentially to where it started the fiscal year. This boosted emerging and developed international indices at the very end of the fiscal year, a trend that has continued into FY 2020, enhanced by decreasing trade tensions in the 2020 FY (so far) and less agitation from persistent irritants like Brexit (so far).

Conductor Global: Portfolio Positioning

Below, we provide the sector and geographic exposure breakdowns for the Conductor Global Equity Value portfolio, both at fiscal year-end 2018 and fiscal year-end 2019. Of note, we break out the sector and geographic exposures embedded in any ETF exposure to show the true risk allocations and exposures. We also include the sector and geographic performance data for the MSCI All Country World Index (the “ACWI”) as a frame of reference rather than MSCI World. Like our portfolio, the ACWI has exposure to Emerging markets while the MSCI World does not.

Sector 10/31/18	Fund Portfolio %	ACWI %	Differential
Cash	6.33%	0.39%	5.94%
Consumer Disc.	22.26%	10.46%	11.81%
Consumer Staples	0.39%	8.24%	-7.86%
Energy	9.66%	6.44%	3.22%
Financials/RE	19.30%	20.28%	-0.98%
Funds (VXX)	0.00%	0.00%	0.00%
Health Care	5.16%	11.92%	-6.76%
Industrials	10.03%	10.33%	-0.31%
Info Tech	2.27%	15.41%	-13.14%
Materials	7.76%	4.81%	2.95%
Communication Svcs	7.57%	8.55%	-0.98%
Utilities	9.26%	3.17%	6.09%
Sector 10/31/19	Fund Portfolio %	ACWI %	Differential
Cash	7.89%	0.33%	7.56%
Consumer Disc.	15.26%	10.71%	4.55%
Consumer Staples	3.55%	8.07%	-4.52%
Energy	4.11%	5.15%	-1.05%
Financials/RE	13.21%	19.96%	-6.75%
Funds (VXX)	0.00%	0.00%	0.00%
Health Care	2.68%	11.71%	-9.02%
Industrials	10.25%	10.26%	-0.01%
Info Tech	19.59%	17.01%	2.58%
Materials	4.41%	4.71%	-0.30%
Communication Svcs	8.27%	8.75%	-0.48%
Utilities	10.78%	3.33%	7.45%

ACWI Sector Performance 10/31/18 to 10/31/19	Performance %
Consumer Disc.	14.95%
Consumer Staples	13.78%
Energy	-5.37%
Financials	9.95%
Real Estate	23.08%
Health Care	10.57%
Industrials	14.72%
Info Tech	22.86%
Materials	8.21%
Communication Svcs	15.47%
Utilities	21.96%

Region 10/31/18	Fund Portfolio %	ACWI %	Differential
Africa/Mid East	1.74%	0.99%	0.75%
Asia Pacific	23.72%	18.02%	5.70%
Central Asia	0.27%	0.94%	-0.67%
Eastern Europe	4.10%	0.64%	3.46%
Funds (VXX)	0.00%	0.00%	0.00%
North America	54.93%	57.34%	-2.41%
South/Central Am.	0.71%	1.21%	-0.51%
Western Europe	13.87%	20.51%	-6.63%
Not Classified	0.66%	0.35%	0.31%

Region 10/31/19	Fund Portfolio %	ACWI %	Differential
Africa/Mid East	4.21%	1.20%	3.00%
Asia Pacific	40.54%	18.52%	22.01%
Central Asia	0.71%	0.99%	-0.28%
Eastern Europe	0.37%	0.73%	-0.35%
Funds (VXX)	0.00%	0.00%	0.00%
North America	28.93%	57.02%	-28.08%
South/Central Am.	9.13%	1.17%	7.95%
Western Europe	15.50%	20.06%	-4.56%
Not Classified	0.61%	0.30%	0.31%

ACWI Region Performance 10/31/18 to 10/31/19 (USD)	Performance %
United States (S&P 500)	14.32%
Europe	11.73%
Japan	9.89%
Asia AC ex-Japan	13.55%
EM Latin America	8.11%

Portfolio Positioning and Relative Performance Observations:

As a reminder, the investment process for adding individual equities to the Conductor Global Equity Value Fund is not thematically oriented but focused on quantitative fundamental metrics. The Fund screens global equities using a variety of traditional cash flow, income statement, and balance sheet ratios and adds companies exhibiting valuation ratios at levels below the overall levels for the relevant global indices. The typical portfolio company also exhibits lower quantitative probabilities for bankruptcy (i.e. better balance sheet health) at time of entry than the median company in global indices. To help avoid “value traps” and manage risk, the Fund also employs momentum-based technical rules to assist with stock selection. Likewise, technical rules help govern when positions should be removed from the portfolio. Finally, the Fund employs a top down model incorporating macroeconomic data, valuation data, and index-level technical data to assess overall market risk. During times of extremely high risk, the Adviser believes the Fund has the capability of significantly reducing risk exposures. Overall, the shifts in exposures listed above and briefly described below are simply governed by the models we employ, not any qualitative judgment by the portfolio manager as to which sectors or geographies should out or underperform in the future.

SECTOR

●	Overall, as the year progressed, sector reallocation trended towards a more neutral risk posture relative the prior fiscal year. The portfolio maintained a market neutral to overweight posture in more “defensively” oriented sectors like Utilities and Telecom but flowed away from some economically sensitive sectors such as consumer discretionary that the manager considers overvalued. One sector that bucked the trend was Information Technology, which can be considered offensively oriented or defensively oriented depending on the subset of names. We added significantly to exposure in this sector, but not in the “growth” segments typically associated with IT. Instead, we picked up exposure in undervalued/underperforming names, primarily in ex-US geographies.

●	In regard to sector attribution relative to the MSCI All Country World Index, allocation among the sectors was relatively neutral as far as affecting the portfolio’s underperformance. Instead, for the first time in the history of the fund, selection was the biggest contributor to underperformance, especially in the consumer discretionary and industrials sectors. We suspect style, i.e. our heavy exposure to value over growth, and size, was a large driver of the negative selection contribution. Size exposure, i.e. our exposure to small cap was certainly a big contributor to selection underperformance (see below). Overall, a significant majority of underperformance came from Consumer Discretionary and Industrials names. Utilities was a bright spot contributing approximately +2% to performance relative to the index. Surprisingly, our IT sector names contributed close to +1% in relative performance.

GEOGRAPHY

●	In terms of geographic allocation, entering fiscal year 2019 the portfolio’s exposures to US and international stocks was roughly in line with the overall ACWI benchmark. By the end of FY 2019, the portfolio shifted dramatically back towards international stocks reflecting the notable underperformance trend among the US small-cap stocks we held at the beginning of the fiscal year, and reflecting the growing valuation gap between US and ex-US stocks over the course of the year in favor of international stocks. Exposure at the end of FY 2019 to international stocks was significantly higher than benchmark levels. Moving forward, the manager expects exposure to remain meaningfully allocated towards international exposure owing to the relative undervaluation of ex-US stocks relative to US stocks.

●	Looking at attribution from a geographic perspective, North American/US stocks were the biggest weight on relative performance against global benchmarks, costing the portfolio over five percentage points in relative performance. As with the sector discussion above, most of this underperformance is attributable to “selection”, and like the discussion above, most of this selection-oriented underperformance was due to style (value) and size (small-cap) underperformance (again see “Market Cap” below). Asia-Pacific stocks cost the portfolio approximately 2.5% in relative performance due to similar dynamics experienced in the North American segment of the portfolio. In contrast, South American stocks provided a nice boost, adding approximately 3.5% to relative performance. This strong contribution is tied to the strong relative contribution of the utilities sector discussed above; most of the South American portion of the portfolio was allocated to Brazilian utility names.

MARKET CAP

●	Large Cap names in the portfolio averaged approximately 52.63% of exposure over the course of the fiscal year vs. 98% for the benchmark. Large Cap names in the portfolio added approximately 1% to relative performance.

●	Mid/Small Cap exposure, representing a weighted average of approximately 39% this year, was a major drag on performance relative to the broader MSCI AC World index, costing the portfolio nearly 7% in relative performance during the fiscal year.

OTHER

●	The portfolio did not maintain any exposure to other investment instruments such as volatility ETFs, futures, or options.

●	Over the course of the 2019 Fiscal Year, the weighted average cash balance in the fund was approximately 8.1%. As such, cash drag cost us approximately 1% of relative performance.

Portfolio Characteristics

The portfolio as currently constructed continues to reflect our value and quality orientations. The gaps between portfolio and benchmark valuation metrics have actually widened over the past year. Weighted average levels for portfolio and benchmark valuation metrics (since portfolio inception) can be found in the following table:

Valuation Metric	Fund Portfolio	ACWI

EV/EBITDA, TTM	7.35x	11.97x
Price to Book	1.59x	2.40x
Price to Earnings, TTM	13.83x	19.66x
Price to Cash Flow, TTM	8.64x	12.83x
EV to Sales	0.87x	2.04x
Debt to Equity	70.52%	139.91%
Dividend Yield	3.88%	2.39%

Disclosures:

Investing in the Fund carries certain risks. Adverse changes in currency exchange rates may erode or reverse any potential gains from the Fund’s investments. The risk of investing in emerging market securities, primarily increased foreign investment risk. Investments in foreign securities could subject the Fund to greater risks including currency fluctuation, economic conditions, and different governmental and accounting standards. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. Investments in lesser-known, small and medium capitalization companies may be more vulnerable than larger, more established organizations. There can be a higher portfolio turnover due to active and frequent trading that may result in higher transactional and brokerage costs. The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. The risk on a short sale is the risk of loss if the value of a security sold short increases prior to the delivery date, since the Fund must pay more for the security than it received from the purchaser in the short sale. Therefore, the risk of loss may be unlimited.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Conductor Fund. This and other information about the Fund is contained in the prospectus and should be read carefully before investing. The prospectus for both funds can be obtained by calling toll free 1-844-GO-RAILX or www.conductorfunds.com. The Fund is distributed by Northern Lights Distributors,

LLC., Member FINRA IronHorse Capital Management and Northern Lights Distributors, LLC are not affiliated.

Definitions:

MSCI World Index: The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

S&P 500 Index: The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

MSCI Emerging Markets Index: The MSCI Emerging Markets Index is a free float- adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI Europe Index: The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The MSCI Europe Index consists of the following 15 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Index Variants

The MSCI Global Standard Indexes include large and mid-cap segments and provide exhaustive coverage of these size segments. The indexes target a coverage range of around 85% of the free float-adjusted market capitalization in each market. The Large Cap Indexes target a coverage range of around 70% of the free float-adjusted market capitalization in each market and the Mid Cap Indexes target a coverage range of around 15% of the free float-adjusted market capitalization in each market.

The MSCI Global Small Cap Indexes provide an exhaustive representation of the small cap size segment. The indexes target companies that are in the Investable Market Index (IMI) but that are not in the Standard Index in each market.

The MSCI Global Value and Growth Indexes cover the full range of MSCI Developed, Emerging and All Country Indexes across large, mid and small cap size segmentations. They are also cover large and mid-cap size segments for the MSCI Frontier Markets Indexes. The indexes are constructed using an approach that provides a precise definition of style using eight historical and forward-looking fundamental data points for every security. Each security is placed into either the Value or Growth Indexes or may be partially allocated to both (with no double counting). The objective of this index design is to divide constituents of an underlying MSCI Equity Index into respective value and growth indexes, each targeting 50% of the free float adjusted market capitalization of the underlying market index.

TOPIX: An index that measures stock prices on the Tokyo Stock Exchange (TSE). This capitalization-weighted index lists all firms that are considered to be under the ‘first section’ on the TSE, which groups all of the large firms on the exchange into one pool. The second section groups all of the remaining smaller firms.

EV/EBITDA: A ratio used to determine the value of a company. The enterprise multiple looks at a firm as a potential acquirer would, because it takes debt into account - an item which other multiples like the P/E ratio do not include.

Price to Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

P/E trailing 12 month: The sum of a company’s price-to-earnings, calculated by taking the current stock price and dividing it by the trailing earnings per share for the past 12 months. This measure differs from forward P/E, which uses earnings estimates for the next four quarters.

Altman Z-score: The output of a credit-strength test that gauges a publicly traded manufacturing company’s likelihood of bankruptcy. The Altman Z-score, is based on five financial ratios that can be calculated from data found on a company’s annual 10K report. The Altman Z-score is calculated as follows:

Z-Score = 1.2A + 1.4B + 3.3C + 0.6D + 1.0E

Where:

A = Working Capital/Total Assets

B = Retained Earnings/Total Assets

C = Earnings Before Interest & Tax/Total Assets

D = Market Value of Equity/Total Liabilities

E = Sales/Total Assets

A score below 1.8 means the company is probably headed for bankruptcy, while companies with scores above 3.0 are not likely to go bankrupt. The lower/higher the score, the lower/higher the likelihood of bankruptcy.

The views in this report are those of the Fund’s management. This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events such as the performance of the economy as a whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

9097-NLD-12/20/2019

Conductor Global Equity Value Fund
Portfolio Review (Unaudited)
October 31, 2019

The Fund’s performance figures* for the periods ended October 31, 2019, compared to its benchmark:

		Annualized
				Since
				Commencement
				of Operations	Since Inception	Since Inception	Since Inception
	One Year	Three Years	Five Years	12/27/2013 (a)	4/15/2014	9/17/2015	4/19/16
Class A with Load (b)	(2.96)	5.60%	5.42%	N/A	4.99%	N/A	N/A
Class A	2.94%	7.70%	6.68%	N/A	6.10%	N/A	N/A
Class C	2.10%	6.90%	N/A	N/A	N/A	7.02%	N/A
Class I	3.14%	7.94%	6.92%	5.55%	N/A	N/A	N/A
Class Y	3.59%	8.58%	N/A	N/A	N/A	N/A	9.06%
MSCI All Country World Value Index (c)	8.22%	8.37%	4.75%	4.82%	4.85%	7.78%	7.92%
MSCI World Total Return Index (d)	13.35%	12.49%	8.19%	7.95%	8.34%	10.32%	10.92%

* The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Each waiver or reimbursement by Ironhorse Capital LLC (the “Advisor”) is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees. The Advisor has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least March 1, 2020 to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; expenses of other investment companies in which the Fund may invest (“acquired fund fees and expenses”); borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed 2.15%, 2.90%, 1.90% and 1.25% of average daily net assets attributable to Class A, Class C, Class I and Class Y shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor. These expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limits as well as any expense limitation that was in effect at the time the reimbursement was made. Class A Shares are subject to a maximum sales charge of 5.75% imposed on purchases. Per the fee table in the February 28, 2019 prospectus, the Fund’s total annual operating expense ratio before expense waivers, if any, is 1.87%, 2.61%, 1.61%, and 1.61% for Class A, Class C, Class I, and Class Y shares, respectively. For performance information current to the most recent month-end, please call toll-free 1-844-GO-RAILX.

(a)	The inception date of Class I is December 26, 2013. Class I commenced operations on December 27, 2013.

(b)	Class A with load total return is calculated using the maximum sales charge of 5.75%

(c)	Effective February 28, 2019, the Fund’s primary benchmark is the MSCI All Country World Value Index. The MSCI All Country World Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 developed markets countries and 24 emerging markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. Investors cannot invest directly in an index or benchmark.

(d)	The MSCI World Total Return Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Total Return Index consists of 23 developed market country indexes. You cannot invest directly in an index.

Comparison of the Change in Value of a $100,000 Investment ^

^	Performance shown is for Class I shares. The performance of the Fund’s other classes may be greater or less than the line shown due to differences in loads and fees paid by shareholders in different share classes.

Portfolio Composition as of October 31, 2019
Holdings by Industry/Asset Class	% of Net Assets
Exchange Traded Funds	33.9%
Electronics	10.7%
Short-Tem Investments	7.7%
Auto Parts & Equipment	4.2%
Computers	3.8%
Oil & Gas	3.4%
Home Builders	3.2%
Retail	3.1%
Semiconductors	3.1%
Food	2.6%
Other**	23.5%
Other Assets and Liabilities - Net	0.8%
100.0%

**	Other represents less than 2.6% weightings in the following industries: Chemicals, Commercial Services, Diversified Financial Services, Electrical Components & Equipment, Gas, Iron/Steel, Machinery-Construction & Mining, Machinery- Diversified, Miscellaneous Manufacturing, Office/Business Equipment, Real Estate, Software, Telecommunications, Transportation and Water.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Conductor Global Equity Value Fund
PORTFOLIO OF INVESTMENTS
October 31, 2019

Shares		Value
	COMMON STOCKS - 57.6%
	AUTO PARTS & EQUPIMENT - 4.2%
24,500	Bridgestone Corp.	$1,017,973
17,100	Faurecia SE	798,026
26,900	TS Tech Co. Ltd.	861,539
23,115	Valeo SA	860,819
		3,538,357
	CHEMICALS - 1.0%
24,000	Taiyo Holdings Co. Ltd.	869,771

	COMMERCIAL SERVICES - 1.8%
188,300	Qualicorp SA	1,503,865

	COMPUTERS - 3.8%
388,000	Foxconn Technology Co. Ltd.	829,733
40,000	NEC Networks & System Integration Corp.	1,262,561
115,000	Phison Electronics Corp.	1,045,680
		3,137,974
	DIVERSIFIED FINANCIAL SERVICES - 2.3%
16,600	Deluxe Corp.	860,378
29,000	Synchrony Financial	1,025,730
		1,886,108
	ELECTRICAL COMPONENTS & EQUIPMENT - 1.1%
21,600	Mabuchi Motor Co. Ltd.	875,168

	ELECTRONICS - 10.7%
28,050	Benchmark Electronics, Inc.	950,895
315,000	FLEXium Interconnect, Inc.	1,131,829
24,000	Hitachi High-Technologies Corp.	1,493,179
20,000	Inaba Denki Sangyo Co. Ltd.	918,775
45,600	Japan Aviation Electronics Industry Ltd.	849,474
49,500	Nitto Kogyo Corp.	1,040,005
466,000	Pegatron Corp.	904,867
25,250	Sanmina Corp. *	775,933
27,800	Tokyo Seimitsu Co. Ltd.	892,911
		8,957,868
	FOOD - 2.6%
407,000	Metcash Ltd.	791,171
46,146	Pilgrim’s Pride Corp. *	1,400,993
		2,192,164
	GAS - 1.9%
63,058	Cia de Gas de Sao Paulo	1,557,386

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2019

Shares		Value
	HOME BUILDERS - 3.2%
150,010	Barratt Developments PLC	$1,226,753
115,725	Crest Nicholson Holdings PLC	583,136
66,300	Haseko Corp.	855,561
		2,665,450
	IRON/STEEL - 2.0%
273,190	Fortescue Metals Group Ltd. ^	1,672,094

	MACHINERY-CONSTRUCTION & MINING - 1.2%
25,600	Hitachi Ltd.	955,455

	MACHINERY-DIVERSIFIED - 1.0%
14,000	Okuma Corp.	836,503

	MISCELLANEOUS MANUFACTURING - 1.1%
32,400	Glory Ltd.	953,939

	OFFICE/BUSINESS EQUIPMENT - 1.1%
41,600	Canon Marketing Japan, Inc.	880,161

	OIL & GAS - 3.4%
331,400	Qatar Fuel QSC	2,013,405
352,800	Thai Oil PCL	800,273
		2,813,678
	REAL ESTATE - 2.5%
207,755	EZ TEC Empreendimentos e Participacoes SA	2,119,769

	RETAIL - 3.1%
42,800	Buckle, Inc. (The)	895,376
40,500	Saizeriya Co. Ltd.	919,518
9,500	Shimamura Co. Ltd.	804,679
		2,619,573
	SEMICONDUCTORS - 3.1%
36,900	Dialog Semiconductor PLC *	1,659,775
42,330	Tower Semiconductor Ltd. *^	935,585
		2,595,360
	SOFTWARE - 0.9%
42,100	DeNA Co. Ltd.	717,628

	TELECOMMUNICATIONS - 1.1%
32,400	NTT DOCOMO, Inc.	888,250

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2019

Shares		Value
	TRANSPORTATION - 2.5%
45,140	Go-Ahead Group PLC	$1,194,774
7,144	Hyundai Glovis Co. Ltd.	925,377
		2,120,151
	WATER - 2.0%
123,600	Cia de Saneamento Basico do Estado de Sao Paulo *	1,685,497

	TOTAL COMMON STOCKS (Cost - $39,055,203)	48,042,169

	EXCHANGE TRADED FUNDS - 33.9%
	EQUITY FUNDS - 33.9%
79,350	iShares Global Commercial Services ETF	4,656,258
105,201	iShares Global Financials ETF ^	6,919,070
93,652	iShares Global Utilities ETF	5,469,277
135,085	Vanguard FTSE Developed Markets ETF	5,727,604
131,250	Vanguard FTSE Emerging Markets ETF	5,492,812
	TOTAL EXCHANGE TRADED FUNDS - (Cost - $26,891,137)	28,265,021

	SHORT-TERM INVESTMENTS - 7.7%
	INVESTMENT PURCHASED AS SECURITIES LENDING COLLATERAL - 0.8%
651,600	Dreyfus Cash Management Fund - Institutional Class, 1.96% + (a)	651,600

	MONEY MARKET FUND - 6.9%
5,784,769	Dreyfus Cash Management Fund - Institutional Class, 1.96% +	5,787,083

	TOTAL SHORT-TERM INVESTMENTS (Cost - $6,436,369)	6,438,683

	TOTAL INVESTMENTS - 99.2% (Cost - $72,382,709)	$82,745,873
	OTHER ASSETS AND LIABILITIES - NET - 0.8%	653,753
	TOTAL NET ASSETS - 100.0%	$83,399,626

*	Non-income producing security.

^	All or a portion of the security is on loan. Total loaned securities had a value of $2,304,369 at October 31, 2019.

+	Money market fund; interest rate reflects seven day effective yield on October 31, 2019.

(a)	Security was purchased with cash received as collateral for securities on loan as of October 31, 2019. Total collateral had a value of $651,600 at October 31, 2019. Additional collateral received from the borrower not disclosed in the Portfolio of Investments had a value of $1,787,027 as of October 31, 2019.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2019

Portfolio Composition as of October 31, 2019
Holdings by Country	% of Market Value
Global ETF	34.2%
Japan	21.6%
United States	14.9%
Brazil	8.3%
Britain	5.7%
Taiwan	4.7%
Australia	3.0%
Qatar	2.4%
France	2.0%
Isreal	1.1%
South Korea	1.1%
Thailand	1.0%
100.0%

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Statement of Assets and Liabilities
October 31, 2019

ASSETS
Securities, at cost	$72,382,709
Securities, at fair value	$82,745,873
Receivable for securities sold	2,263,771
Dividends and interest receivable	444,348
Prepaid expenses and other assets	170,760
TOTAL ASSETS	85,624,752

LIABILITIES
Collateral on securities loaned (see note 8)	651,600
Payable for investments purchased	1,464,549
Payable for fund shares redeemed	20,520
Investment advisory fees payable	80,451
Payable to related parties	4,798
Distribution (12b-1) fees payable	1,569
Accrued expenses and other liabilities	1,639
TOTAL LIABILITIES	2,225,126
NET ASSETS	$83,399,626

NET ASSETS CONSIST OF:
Paid in capital	$79,233,461
Accumulated earnings	4,166,165
NET ASSETS	$83,399,626

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Statement of Assets and Liabilities (Continued)
October 31, 2019

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$2,088,148
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	173,876
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$12.01
Maximum offering price per share (maximum sales charge of 5.75%)	$12.74

Class C Shares:
Net Assets	$1,361,176
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	114,959
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$11.84

Class I Shares:
Net Assets	$52,142,152
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	4,319,761
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$12.07

Class Y Shares:
Net Assets	$27,808,150
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	2,257,531
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$12.32

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Statement of Operations
For the Year Ended October 31, 2019

INVESTMENT INCOME
Dividend Income (Foreign Taxes Withheld $102,438)	$2,890,029
Interest Income	142,189
Securities Lending Income	51,256
TOTAL INVESTMENT INCOME	3,083,474

EXPENSES
Investment advisory fees	1,097,823
Distribution (12b-1) fees:
Class A	6,025
Class C	15,212
Administrative services fees	51,718
Registration fees	57,600
Third party administrative services fees	45,391
Custodian fees	65,043
Transfer agent fees	35,445
Audit fees	29,231
Accounting services fees	22,559
Legal fees	27,296
Printing and postage expenses	14,165
Compliance officer fees	19,993
Trustees fees and expenses	9,214
Insurance expense	5,698
Other expenses	7,031
TOTAL EXPENSES	1,509,444

Less: Fees waived by the Advisor (Class Y)	(130,925)

NET EXPENSES	1,378,519

NET INVESTMENT INCOME	1,704,955

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized loss from:
Investments	(5,818,280)
Foreign currency translations	(255,381)
Realized loss on investments and foreign currency transactions	(6,073,661)

Net change in unrealized appreciation of:
Investments	6,646,414
Foreign currency translations	2,695
Unrealized appreciation on investments and foreign currency translations	6,649,109

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	575,448

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,280,403

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	October 31,	October 31,
	2019	2018
FROM OPERATIONS
Net investment income	$1,704,955	$856,606
Net realized gain/(loss) from investments and foreign currency translations	(6,073,661)	7,887,614
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	6,649,109	(14,945,444)
Net increase/(decrease) in net assets resulting from operations	2,280,403	(6,201,224)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid:
Class A	(297,412)	(35,894)
Class C	(152,054)	(5,912)
Class I	(5,408,051)	(884,018)
Class Y	(3,719,978)	(437,197)
Net decrease in net assets resulting from distributions to shareholders	(9,577,495)	(1,363,021)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	200,620	2,071,439
Class C	164,334	863,012
Class I	657,483	1,406,086
Class Y	9,889,360	37,261,254
Net asset value of shares issued in reinvestment of distributions:
Class A	276,374	33,572
Class C	150,021	5,912
Class I	4,755,569	768,793
Class Y	3,546,864	412,095
Redemption fee proceeds:
Class A	—	38
Class Y	—	20
Payments for shares redeemed:
Class A	(1,177,857)	(2,485,290)
Class C	(441,850)	(446,330)
Class I	(1,792,702)	(1,920,743)
Class Y	(27,103,774)	(8,217,254)
Net increase/(decrease) in net assets from shares of beneficial interest	(10,875,558)	29,752,604

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(18,172,650)	22,188,359

NET ASSETS
Beginning of Year	101,572,276	79,383,917
End of Year	$83,399,626	$101,572,276

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Statements of Changes in Net Assets (Continued)

	For the Year Ended	For the Year Ended
	October 31,	October 31,
	2019	2018
SHARE ACTIVITY
Class A:
Shares Sold	17,137	142,557
Shares Reinvested	24,379	2,356
Shares Redeemed	(103,344)	(172,801)
Net decrease in shares of beneficial interest outstanding	(61,828)	(27,888)

Class C:
Shares Sold	13,799	59,549
Shares Reinvested	13,408	424
Shares Redeemed	(39,127)	(31,493)
Net increase/(decrease) in shares of beneficial interest outstanding	(11,920)	28,480

Class I:
Shares Sold	55,991	96,918
Shares Reinvested	415,838	53,588
Shares Redeemed	(153,832)	(131,608)
Net increase in shares of beneficial interest outstanding	317,997	18,898

Class Y:
Shares Sold	851,414	2,503,747
Shares Reinvested	305,523	28,291
Shares Redeemed	(2,250,127)	(558,676)
Net increase/(decrease) in shares of beneficial interest outstanding	(1,093,190)	1,973,362

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A Shares
	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	October 31,	October 31,		October 31,		October 31,	October 31,
	2019	2018		2017		2016	2015
Net asset value, beginning of period	$13.00	$13.75		$10.84		$10.20	$9.80
Activity from investment operations:
Net investment income/(loss) (1)	0.19	0.05		0.01		(0.03)	0.00 (6)
Net realized and unrealized gain/(loss) on investments	0.10	(0.63)		2.90		0.67	0.40
Total from investment operations	0.29	(0.58)		2.91		0.64	0.40
Less distributions from:
Net investment income	(0.18)	(0.15)		—		—	—
Net realized gains	(1.10)	(0.02)		—		—	—
Total distributions	(1.28)	(0.17)		—		—	—
Paid-in-Capital From Redemption Fees	—	0.00	(6)	—		—	—
Net asset value, end of period	$12.01	$13.00		$13.75		$10.84	$10.20
Total return (2)	2.94%	(4.33)%		26.85%		6.27%	4.08%
Net assets, at end of period (000’s)	$2,088	$3,065		$3,624		$1,887	$1,109
Ratio of gross expenses to average net assets (3)(4)	1.94%	1.81%		1.95%		2.37%	2.49%
Ratio of net expenses to average net assets (4)	1.94%	2.11	% (7)	2.15	% (7)	2.14%	2.18%
Ratio of net investment income/(loss) to average net assets (4)(5)	1.59%	0.36%		0.06%		(0.33)%	0.02%
Portfolio Turnover Rate	108%	141%		90%		123%	86%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods less than one year are not annualized. Total returns shown exclude the effect of the maximum applicable sales charges of 5.75% and, if applicable, wire redemption fees. Had the Advisor not waived its fees, the returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers by the Advisor.

(4)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(5)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.005.

(7)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class C Shares
	Year Ended	Year Ended		Year Ended		Year Ended	Period Ended
	October 31,	October 31,		October 31,		October 31,	October 31,
	2019	2018		2017		2016	2015 (1)
Net asset value, beginning of period	$12.82	$13.55		$10.76		$10.20	$9.94
Activity from investment operations:
Net investment income/(loss) (2)	0.10	(0.06)		(0.09)		(0.11)	0.03
Net realized and unrealized gain/(loss) on investments	0.10	(0.61)		2.88		0.67	0.23
Total from investment operations	0.20	(0.67)		2.79		0.56	0.26
Less distributions from:
Net investment income	(0.08)	(0.04)		—		—	—
Net realized gains	(1.10)	(0.02)		—		—	—
Total distributions	(1.18)	(0.06)		—		—	—
Net asset value, end of period	$11.84	$12.82		$13.55		$10.76	$10.20
Total return (3)	2.10%	(4.99)%		25.93%		5.49%	2.62%
Net assets, at end of period (000’s)	$1,361	$1,626		$1,333		$258	$21	(9)
Ratio of gross expenses to average net assets (5)(7)	2.69%	2.55%		2.69%		3.11%	3.18	% (6)
Ratio of net expenses to average net assets (7)	2.69%	2.86	% (10)	2.90	% (10)	2.88%	2.93	% (6)
Ratio of net investment income/(loss) to average net assets (7)(8)	0.83%	(0.42)%		(0.70)%		(1.05)%	2.52	% (6)
Portfolio Turnover Rate	108%	141%		90%		123%	86	% (4)

(1)	The Conductor Global Equity Value Fund Class C commenced investment operations on September 17, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns shown exclude the effect of sales charges and, if applicable, wire redemption fees. Had the Advisor not waived its fees, the returns would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers by the Advisor.

(6)	Annualized.

(7)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(9)	Actual net assets, not rounded.

(10)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class I Shares
	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	October 31,	October 31,		October 31,		October 31,	October 31,
	2019	2018		2017		2016	2015
Net asset value, beginning of period	$13.09	$13.86		$10.90		$10.23	$9.81
Activity from investment operations:
Net investment income/(loss) (1)	0.22	0.09		0.03		(0.01)	0.00 (2)
Net realized and unrealized gain/(loss) on investments	0.10	(0.64)		2.93		0.68	0.42
Total from investment operations	0.32	(0.55)		2.96		0.67	0.42
Less distributions from:
Net investment income	(0.24)	(0.20)		—		—	—
Net realized gains	(1.10)	(0.02)		—		—	—
Total distributions	(1.34)	(0.22)		—		—	—
Net asset value, end of period	$12.07	$13.09		$13.86		$10.90	$10.23
Total return (3)	3.14%	(4.09)%		27.16%		6.55%	4.28%
Net assets, at end of period (000s)	$52,142	$52,383		$55,185		$45,923	$37,977
Ratio of gross expenses to average net assets (4)(5)	1.70%	1.55%		1.71%		2.11%	2.20%
Ratio of net expenses to average net assets (5)	1.70%	1.86	% (7)	1.90	% (7)	1.87%	1.95%
Ratio of net investment income/(loss) to average net assets (5)(6)	1.83%	0.62%		0.28%		(0.06)%	0.02%
Portfolio Turnover Rate	108%	141%		90%		123%	86%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Represents less than $0.005 per share.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Total returns for periods of less than one year are not annualized. Had the Advisor not waived its fees, the returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers by the Advisor.

(5)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(7)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class Y Shares
	Year Ended	Year Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,
	2019	2018	2017	2016 (1)
Net asset value, beginning of period	$13.28	$13.97	$10.91	$10.28
Activity from investment operations:
Net investment income (2)	0.27	0.19	0.12	0.01
Net realized and unrealized gain/(loss) on investments	0.11	(0.66)	2.94	0.62
Total from investment operations	0.38	(0.47)	3.06	0.63
Less distributions from:
Net investment income	(0.24)	(0.20)	—	—
Net realized gains	(1.10)	(0.02)	—	—
Total distributions	(1.34)	(0.22)	—	—
Paid-in-Capital From Redemption Fees	—	0.00 (9)	—	—
Net asset value, end of period	$12.32	$13.28	$13.97	$10.91
Total return (3)	3.59%	(3.48)%	28.05%	6.13%
Net assets, at end of period	$27,808	$44,498	$19,242	$845
Ratio of gross expenses to average net assets (5)(7)	1.65%	1.55%	1.68%	2.04	% (6)
Ratio of net expenses to average net assets (7)	1.25%	1.25%	1.25%	1.39	% (6)
Ratio of net investment income to average net assets (7)(8)	2.23%	1.27%	0.93%	0.24	% (6)
Portfolio Turnover Rate	108%	141%	90%	123	% (4)

(1)	The Conductor Global Equity Value Fund Class Y commenced investment operations on April 19, 2016.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Total returns for periods of less than one year are not annualized. Had the Advisor not waived its fees, the returns would have been lower.

(4)	Turnover is calculated based on Fund level and is not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers by the Advisor.

(6)	Annualized.

(7)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income/(loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(9)	Amount represents less than $0.005.

The accompanying notes are an integral part of these financial statements.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2019

1.	ORGANIZATION

The Conductor Global Equity Value Fund (the “Fund”) is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund offers Class A, Class C, Class I, and Class Y shares. The Fund commenced investment operations for Class I shares on December 27, 2013. Class A shares commenced investment operations on April 15, 2014. Class C shares commenced investment operations on September 17, 2015. Class Y shares commenced investment operations on April 19, 2016. The investment objective is to provide long-term risk-adjusted total return.

Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at mean between the last bid and ask prices on the day of valuation. Debt securities (other than short -term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Securities in which the Fund invests may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in the Fund’s NAV. However, the Fund may determine that such developments are so significant that they will materially affect the value of the Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. The Fund utilizes fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to, as needed, attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – The applicable investments are valued collectively via inputs from each group within the fair value committee. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument; factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of October 31, 2019 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$12,775,820	$35,266,349	$—	$48,042,169
Exchange Traded Funds	28,265,021	—	—	28,265,021
Short-Term Investments	6,438,683	—	—	6,438,683
Total Investments	$47,479,524	$35,266,349	$—	$82,745,873

*	Please refer to the Portfolio of Investments for industry classifications.

The Fund did not hold any Level 3 securities during the period.

Certain foreign securities are valued utilizing valuation factors provided by an independent pricing service to reflect any significant market movements between the time foreign markets close and the time the Fund values such foreign securities. The utilization of valuation factors may result in the securities being categorized as Level 2.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

The Fund’s investments in securities, financial instruments and derivatives expose it to various risks, certain of which are discussed below. Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with the Fund’s investments which include but are not limited to active trading risk, credit risk, currency risk, cybersecurity risk, derivatives risk, emerging market risk, equity risk, foreign (non-U.S.) investment risk, gap risk, geographic and sector risk, hedging transactions risk, index risk, investment companies and exchange-traded funds risk, issuer-specific risk, large-cap securities risk, management risk, market risk, market events risk, model risk, portfolio turnover risk, securities lending risk, short selling risk, small-cap and mid-cap securities risk, value investing risk and valuation risk.

Emerging Market Risk – Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

Equity Risk – The market value of equities, such as common stocks or equity related investments, such as futures and options, may decline due to general market conditions, such as political or macroeconomic factors. Additionally, equities may decline in value due to specific factors affecting a related industry or industries. Equity securities are susceptible volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Foreign (Non-U.S.) Investments – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Geographic and Sector Risk – The risk that if the Fund invests a significant portion of its total assets in certain issuers within the same geographic region or economic sector, an adverse economic, business or political development affecting that region or sector may affect the value of the Fund’s investments more than if the Fund’s investments were not so focused. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular country or sector.

Investment Companies and ETFs Risk – The Fund invests in other investment companies, including ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The Fund also will incur brokerage costs when it purchases and sells ETFs.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2016 to October 31, 2018, or expected to be taken in the Fund’s October 31, 2019 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably expected that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed since inception.

Distributions to Shareholders – Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended October 31, 2019, amounted to $88,851,098 and $110,520,170, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – IronHorse Capital, LLC serves as the Fund’s Investment Advisor (the “Advisor”) . Effective October 1, 2016, under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.25% of the average daily net assets of the Fund. Prior to October 1, 2016, the Advisor received monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the year ended October 31, 2019, the Fund incurred advisory fees in the amount of $1,097,823.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) so that the total annual operating expenses of the Conductor Global Equity Value Fund do not exceed 2.15%, 2.90%, 1.90%, and 1.25% of the average daily net assets of Class A, Class C, Class I, and Class Y, respectively. This agreement is in effect at least until March 1, 2020. Prior to October 1, 2016, the expense limitation for Class Y was 1.50% of the average daily net assets of Class Y. For the year ended October 31, 2019, the Advisor waived $130,925 of its fees for Class Y.

Prior to February 29, 2016, the Advisor agreed to waive all or a portion of its management fees so that the total annual operating expenses, or extraordinary expenses, did not exceed 2.18%, 2.93% and 1.93% of average daily net assets for Class A, Class C, and Class I, respectively.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

These expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limits as well as any expense limitation that was in effect at the time the reimbursement was made.

The following amounts are subject to recapture by Class Y by the following dates:

10/31/2020	$46,265
10/31/2021	$115,793
10/31/2022	$130,925

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A shares and 1.00% of its average daily net assets for Class C shares and is paid to Northern Lights Distributors, LLC (the “Distributor” or “NLD”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the year ended October 31, 2019, $6,025 and $15,212 of 12b-1 fees were incurred for Class A shares and Class C shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, and Class I shares. For the year ended October 31, 2019, the Distributor received $5,620 and $0 in underwriting commissions for sales of Class A shares and Class C shares, respectively, of which $812 and $0 was retained by the principal underwriter for Class A shares and Class C shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at October 31, 2019, were as follows:

Cost for Federal Tax purposes	$72,403,722

Unrealized Appreciation	$10,716,678
Unrealized Depreciation	(374,527)
Tax Net Unrealized Appreciation	10,342,151

6.	TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended October 31, 2019 and October 31, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2019	October 31, 2018
Ordinary Income	$1,676,503	$1,044,024
Long-Term Capital Gain	7,900,992	318,997
	$9,577,495	$1,363,021

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$6,552	$—	$—	$(6,182,648)	$—	$10,342,261	$4,166,165

The difference between book basis and tax basis undistributed net investment income, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

At October 31, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring	Short-Term	Long-Term	Total	CLCF Utilized
$—	$6,182,648	$—	$6,182,648	$—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, resulted in reclassifications for the Fund for the fiscal year ended October 31, 2019 as follows:

Paid In	Accumulated
Capital	Earnings (Losses)
$(1,990)	$1,990

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

7.	SECURITIES LENDING

The Fund has entered into a securities lending arrangement with BNY Mellon Corp. (“BNY Mellon”). Under an agreement with BNY Mellon, the Fund can lend its portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees to earn additional income. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued interest, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Fund’s security lending procedures. A portion of the income generated by the investment in the collateral, net of any rebates paid by BNY Mellon to the borrowers is remitted to BNY Mellon as lending agent, and the remainder is paid to the Fund. The Fund continues to receive interest or dividends on the securities loaned. The Fund has the right under the Master Securities Lending Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Fund could experience delays or losses on recovery. Additionally, the Fund is subject to the risk of loss from investments made with the cash received as collateral. The Fund manages credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

At October 31, 2019, the Fund had loaned securities and received cash collateral for the loan. This cash was invested in the Dreyfus Government Cash Management Fund as shown in the Schedule of Investments. The Fund receives compensation relating to the lending of the Fund’s securities.

The market values of loaned securities and collateral and percentage of total investment income the Fund received from the investment of cash collateral retained by the lending agent, BNY Mellon, were as follows:

Market Value of	Market Value of	Percentage of Total
Loaned Securities	Collateral	Investment Income
$2,304,367	$2,438,627	1.66%

Gross Amounts Not Offset in
the Statement of Assets and
Liabilities
Gross Amounts
	Recognized in	Financial
	Statements of Assets	Instruments	Cash Collateral		Net Amount of
	and Liabilities	Pledged	Pledged		Assets
Description of Liability Securities lending collateral	$651,600	$—	$651,600	(1)	$—

(1)	The amount is limited to the liability balance and accordingly does not include excess collateral pledged.

The following table sets forth the remaining contractual maturity of the collateral held as of October 31, 2019:

	Remaining Contractual Maturity of the Collateral Held as of October 31, 2019
	Overnight and	Up to		Greater than
	Continuous	30 Days	30-90 days	90 days	Total
Dreyfus Government Cash Management	$651,600	$—	$—	$—	$651,600
U.S. Government	—	—	—	1,787,027	1,787,027
Total securities lending	$651,600	$—	$—	$1,787,027	$2,438,627

Conductor Global Equity Value Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019

The fair value of the securities loaned for the Fund totaled $2,304,369 at October 31, 2019. The securities loaned are noted in the Portfolios of Investments. The fair value of the “Collateral for Securities Loaned” on the Portfolio of Investments includes only cash collateral received and reinvested that totaled $651,600 for the Fund at October 31, 2019. This amount is offset by a liability recorded as “Securities lending collateral.” At October 31, 2019, the Fund received non-cash collateral of $1,787,027.

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2019, Charles Schwab & Co., holding shares for the benefit of others in nominee name, held approximately 62% of the voting securities of the Conductor Global Equity Value Fund.

9.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his/her shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the six months ended October 31, 2019, the Fund assessed redemption fees for Class A and Class Y in the amount of $0 and $0, respectively.

10.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and the Fund has adopted these amendments early.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

GRANT THORNTON LLP Two Commerce Square 2001 Market Street, Suite 700 Philadelphia, PA 19103	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

D +1 215 561 4200
F +1 215 561 1066

Board of Trustees of the Two Roads Shared Trust
and Shareholders of Conductor Global Equity Value Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Conductor Global Equity Value Fund, formerly known as Conductor Global Fund, (a fund in the Two Roads Shared Trust) (the “Fund”) as of October 31, 2019, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended October 31, 2019, and the financial highlights for each of the four years in the period ended October 31, 2019, and the related notes (collectively referred to as the “financial statements”). The accompanying financial highlights for the year ended October 31, 2015 were audited by other auditors whose report thereon dated December 29, 2015 expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019, and its financial highlights for each of the four years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

GT.COM	Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and broker; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

Philadelphia, Pennsylvania
December 30, 2019

Conductor Global Equity Value Fund
EXPENSE EXAMPLES (Unaudited)
October 31, 2019

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Conductor Global Equity Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $ 1,000 invested at the beginning of the period and held for the entire period from May 1, 2019 through October 31, 2019.

Actual Expenses

The “Actual” Expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account Value	Expenses Paid During	Annualized Expense Ratio
Actual *	Value 5/1/2019	10/31/2019	Period 5/1/19 – 10/31/19	5/1/19 – 10/31/19
Class A	$1,000.00	$1,006.10	$8.95	1.77%
Class C	1,000.00	1,002.20	14.33	2.84%
Class I	1,000.00	1,007.30	6.73	1.33%
Class Y	1,000.00	1,009.60	6.33	1.25%

Hypothetical
(5% return before	Beginning Account	Ending Account Value	Expenses Paid During	Annualized Expense Ratio
expenses) *	Value 5/1/2019	10/31/2019	Period 5/1/19 – 10/31/19	5/1/19 – 10/31/19
Class A	$1,000.00	$1,016.28	$9.00	1.77%
Class C	1,000.00	1,010.89	14.39	2.84%
Class I	1,000.00	1,018.50	6.77	1.33%
Class Y	1,000.00	1,018.90	6.36	1.25%

*	Expense information is equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Approval of Advisory Agreement – Conductor Global Equity Value Fund

At a meeting held on September 11 and 12, 2019 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), including all of those trustees who are not “interested persons” of the Trust (as such term is defined in the 1940 Act), which independent Trustees constitute all of the Trustees, considered the re-approval of the investment advisory agreement (the “Advisory Agreement”) between IronHorse Capital Management, LLC (“IronHorse” or the “Adviser”) and the Trust, on behalf of the Conductor Global Equity Value Fund (the “Fund”), a series of the Trust.

In connection with the Board’s consideration of the Advisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services provided to the Fund by the Adviser; (ii) a description of the Adviser’s investment management personnel; (iii) an overview of the Adviser’s operations and financial condition; (iv) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fee and overall expenses with those of comparable funds; (vi) the level of profitability from the Adviser’s fund- related operations; (vii) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security; and (viii) information regarding the performance record of other funds with similar investment strategies.

Throughout the process, including at the meeting, the Board had numerous opportunities to ask questions of and request additional materials from the Adviser. During the Meeting, the Board was advised by, and met in executive session with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding its responsibilities under applicable law. The Board noted that the evaluation process with respect to IronHorse is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by IronHorse to the Fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Adviser with respect to the Fund. The information received and considered by the Board in connection with the Meeting and throughout the year was both written and oral.

Matters considered by the Board in connection with its approval of the Advisory Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by IronHorse related to the Advisory Agreement with the Trust on behalf of the Fund, including the Advisory Agreement; a description of the manner in which investment decisions are made and executed; a review of the financial condition of IronHorse; an overview of the personnel that perform advisory, compliance, and operational services for the Fund; a quarterly written report containing IronHorse’s performance commentary; IronHorse’s compliance policies and procedures, including its business continuity policy and information systems, security policy, and a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the Investment Company Act of 1940, as amended, from engaging in conduct prohibited by Rule 17j-1(b); information regarding risk management processes; an annual review of the operation of IronHorse’s compliance program; and an independent report prepared by Broadridge analyzing the performance record, fees and expenses of the Fund as compared to other mutual funds with similar investment strategies.

In reaching its conclusions with respect to the nature and quality of services to be provided by IronHorse under the Advisory Agreement, the Board considered the level of IronHorse’s employees’ asset management, risk management, operations and compliance experience and that there had been no changes to the ownership structure of IronHorse over the previous year. The Board considered that IronHorse continued to employ a quantitative-based factor model strategy and that there had been no significant changes in IronHorse’s investment strategies or operations. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board noted that IronHorse appeared to have adequate capacity to operate both its investment and compliance program, including the implementation of trading procedures reasonably designed to mitigate conflicts among accounts, that IronHorse had adopted cybersecurity and business continuity policies and procedures, and that IronHorse’s risk management and associated policies appeared to be operating effectively to identify and monitor risks. The Board considered that IronHorse engaged an outside consulting firm to support certain compliance functions of the Adviser. The Board also considered IronHorse’s brokerage practices and the experience and tenure of key personnel, noting the qualifications of the professional staff and that IronHorse was considering the addition of personnel as the firm continued to grow.

In considering the nature, extent, and quality of the services provided by IronHorse, the Board also took into account its knowledge, acquired through discussions and reports during the preceding year and in past years, of IronHorse’s management and the quality of the performance of IronHorse’s duties.

Conductor Global Equity Value Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
October 31, 2019

The Board concluded that IronHorse had sufficient quality and depth of personnel, resources, investment methods, and compliance policies and procedures to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the advisory services provided by IronHorse to the Fund were satisfactory and reliable.

Performance. In considering the Fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund’s performance results. The Board considered the performance of the Fund, including for the one-year, three-year, and since inception periods ended June 30, 2019 as compared to the Fund’s benchmark index (MSCI World Index) and against the performance of a group of peer funds (the “Peer Group”) provided by Broadridge, an independent third-party data provider. The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board considered that the Fund had underperformed the median of its Peer Group, Morningstar category (World Small/Mid Stock) and primary benchmark for the one-year period. The Board noted that for the three-year and since inception periods Fund had outperformed its Peer Group and underperformed its benchmark index and Morningstar category. The Board also considered that the Fund had received a three star Morningstar rating in its category.

The Board also took into account management’s discussion of the Fund’s performance, including the quarterly written report containing Ironhorse’s performance commentary. The Board also noted the Fund’s risk-adjusted returns and how the Fund was managed with respect to volatility. The Board considered IronHorse’s value-added active management of the Fund and the impact of recent market conditions on the Fund’s value-based investment strategy. The Board concluded that the Fund’s overall performance was satisfactory.

Fees and Expenses. As to the costs of the services provided by IronHorse with respect to the Fund, the Board considered a comparison of the Fund’s advisory fee and net operating expense ratios to those of the funds in its Peer Group. The Board noted that the Fund’s advisory fee and total net operating expenses (Class I Shares) were above the Peer Group median but were not the highest in the category. The Board took into account IronHorse’s discussion of the Fund’s expenses. The Board also considered the Fund’s expense ratio, noting that IronHorse had agreed to limit the Fund’s net annual operating expenses to 2.15%, 2.90%, 1.90%, and 1.25% (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses) of the average net assets of Class A, Class C, Class I, and Class Y shares of the Fund, respectively.

In considering the level of the advisory fee with respect to the Fund, the Board also took into account the cost of other accounts managed by IronHorse that used a similar investment strategy, noting that differences were attributable to the differences in the management of these different kinds of accounts.

Based on the factors above, the Board concluded that the advisory fee of the Fund was not unreasonable.

Profitability. The Board considered IronHorse’s profitability and whether these profits were reasonable in light of the services provided to the Fund. The Board reviewed a profitability analysis prepared by IronHorse based on current asset levels of the Fund and considered the total profits of IronHorse from its relationship with the Fund. The Board noted the direct and indirect costs of operating the Fund. The Board concluded that IronHorse’s profitability from its relationship with the Fund was not excessive.

Economies of Scale. The Board considered whether IronHorse would realize economies of scale with respect to its management of the Fund as the Fund grows and whether fee levels reflected these economies of scale for the benefit of shareholders. The Board noted that the advisory fee did not currently have breakpoints. The Board considered IronHorse’s discussion of the Fund’s advisory fee structure. The Board considered the profitability analysis included in the Board Materials, and noted that while expenses of managing the Fund as a percentage of assets under management were expected to decrease as the Fund’s assets continued to grow, at current asset levels, economies of scale had not yet been reached. The Board noted that it would revisit whether economies of scale should be taken into account in the future once the Fund had achieved sufficient scale.

Other Benefits. The Board also considered the character and amount of any other direct and incidental benefits to be received by IronHorse from its association with the Fund. The Board considered that IronHorse did not anticipate receiving any direct, indirect or ancillary material “fall-out” benefits from its relationship with the Fund.

Conductor Global Equity Value Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
October 31, 2019

Conclusion. The Board, having requested and received such information from IronHorse as it believed reasonably necessary to evaluate the terms of the Advisory Agreement, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of Advisory Agreement for an additional one-year term was in the best interests of the Fund and its shareholders.

In considering the Advisory Agreement renewal, the Board considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Board did not identify any one factor as all important, and each Independent Trustee may have considered different factors as more important. The Board’s conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Conductor Global Equity Value Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
October 31, 2019

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, NE 68130.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Forethought Variable Insurance Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Tactical Private Credit Fund (since March 2018)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011)	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman & Associates, LLC (legal services)(Since 2016); Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services)(2010-2016)	1	Altegris KKR Commitments Master Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Dean (since 2019) Chicago Kent Law School; Interim Vice Chancellor for Academic Affairs (2018-2019) University of Washington Bothell; Interim Dean (2017- 2018), Professor (since 2016), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law	1	Altegris KKR Commitments Master Fund (since 2014); Centerstone Investors Trust (since 2016)

*	Information is as of October 31, 2019.

**	As of October 31, 2019, the Trust was comprised of 20 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that are (i) advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds of the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not share the same investment adviser with any other series of the Trust or hold itself out as related to any other series of the Trust for investment purposes.

10/31/19 – Two Roads v2

Conductor Global Equity Value Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2019

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President (2012- present); Vice President (2004 to 2012); Gemini Fund Services, LLC	N/A	N/A
Laura Szalyga 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014)	N/A	N/A
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Vice President Since Sep. 2018 Secretary Since 2013	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present)	N/A	N/A

*	Information is as of October 31, 2019.

**	As of October 31, 2019, the Trust was comprised of 20 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that are (i) advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds of the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not share the same investment adviser with any other series of the Trust or hold itself out as related to any other series of the Trust for investment purposes.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-467-2459.

10/31/19 – Two Roads v2

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Two Roads Shared Trust collect my personal information?	We collect your personal information, for example, when you
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-GO-RAILX or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). Form N-Q and Form N-PORT are available on the SEC’s website at http://www.sec.gov. The information on Form N-Q and Form N-PORT are available without charge, upon request, by calling 1-844-GO-RAILX.

Investment Advisor
IronHorse Capital LLC
3102 West End Avenue, Suite 400
Nashville, TN 37203

Administrator
Gemini Fund Services, LLC
17645 Wright Street, Ste. 200
Omaha, NE 68130

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Fund. Such offering is made only by a prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2019 $16,500 2018 $15,500 2017 $14,500 2016 $14,500 2015 $14,500 2014 $14,000
(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:
2019 $2,900 2018 $3,000 2017 $3,500 2016 $3,500 2015 $3,500 2014 $3,500
(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended October 31, 2014 and 2013 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended October 31, 2015 and 2014 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By James Colantino	/s/ James Colantino
Principal Executive Officer,
Date: 1/7/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Executive Officer
Date: 1/7/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Laura Szalyga	/s/ Laura Szalyga
Principal Financial Officer
Date: 1/7/2020